                                                                   EXHIBIT 10.33


               AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT

         THIS AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT (this "Agreement") dated as of June 29, 2001, is entered into by and among DOSKOCIL MANUFACTURING COMPANY, INC., a Texas corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of September 19, 1997 (as amended, the "Credit Agreement"), and a Limited Forbearance Agreement dated as of February 14, 2001 (as amended, the "Existing Forbearance Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders extend and modify their agreement to forbear from exercising certain rights available to them as a result of the existing defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. LIMITED FORBEARANCE.

         2.1 Forbearance and Temporary Amendments.

                  (a) The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events (hereinafter defined) during the period from the date hereof to and including October 15, 2001. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them with respect to the Borrower as a result of the Subject Events, other than Blockage Rights and Support Rights (as hereinafter defined), from the date hereof to and including October 15, 2001, subject to the terms of this Agreement and subject to the occurrence of no further Default. Upon the earlier of (i) the occurrence of any Default, other than as a result of the Subject Events, or (ii) October 15, 2001, the Administrative Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them with respect to the Borrower as the result of the Subject Events (other than Blockage Rights and Support Rights) shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Document, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower hereby acknowledges its noncompliance with the Credit Agreement as a result of the Subject Events that have occurred prior to the date hereof, acknowledges the existence of an Event of Default, and acknowledges that this Agreement constitutes notice thereof and waives any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default including without limitation the Subject Events. As used herein, the "Subject Events" means the failure of the Borrower to comply with the provisions of the Loan Documents described on
         Schedule 1 hereto for the periods described on Schedule 1. The parties hereto expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower nor with respect to the Senior Subordinated Notes (collectively, "Blockage Rights") or the Support Agreement (collectively, "Support Rights") as a result of the Defaults which result from the Subject Events.

                  (b) Effective as of the date hereof through and including the earlier of (i) the occurrence of any Default, other than as a result of the Subject Events, (ii) October 15, 2001, or (iii) the date on which Westar Capital II LLC and/or Westar Capital fulfill their obligations with respect to the Borrower's fiscal quarters ending on or about December 31, 2000, March 31, 2001, and/or June 30, 2001, pursuant to that certain Support Agreement (herein so called) dated as of June 30, 2000, among Westar Capital II LLC, Westar Capital, the Borrower, and the Administrative Agent, which obligations are comprised of the Payment Obligation (as defined therein), the Administrative Agent and Lenders hereby agree to amend the Credit Agreement on a temporary basis solely with respect to calculations for the periods ending on or before October 15, 2001, as follows:

                           (i) the definition of Borrowing Base in the Credit
                  Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein, and

                           (ii) the definition of Maximum Borrowing Amount in
                  the Credit Agreement shall be the definition provided in subsection (a) thereof notwithstanding the time periods referenced therein.

         Upon the earlier of the occurrence of any Default other than as the result of the Subject Events, October 15, 2001, or payment of the Payment Obligation (as defined in the Support Agreement), the temporary amendments provided in this Section 2.1(b) shall immediately terminate without notice, the definitions of the Borrowing Base and the Maximum Borrowing Amount shall return to those calculations as in effect immediately prior to the effectiveness of this Agreement, and any prepayments required pursuant to Section 2.5(b) of the Credit Agreement for periods during which this temporary amendment was otherwise effective shall be immediately due and payable as if this Agreement had never been in effect and without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         2.2 Other Agreements. To induce the Administrative Agent and Lenders to enter into this Agreement, the Borrower hereby agrees as follows:

                  (a) Effective as of February 14, 2001, the Lenders shall have no obligation to make Advances to the Borrower and the Issuing Bank shall have no obligation to issue Letters of Credit for the account of the Borrower.

                  (b) Effective as of February 14, 2001, accrued but unpaid interest on the Advances outstanding from time to time and the fee payable pursuant to Section 2.15(f)(i) with respect to outstanding Letters of Credit shall be due and payable on the 15th day of each calendar month commencing on May 15, 2001, on the last day of each calendar month, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

                  (c) Effective as of February 14, 2001, Section 7.5(c) is amended to add the following phrase at the beginning thereof: "with respect to asset sales which occurred on or prior to February 14, 2001 only,".

                  (d) Effective as of February 14, 2001, the Borrower hereby irrevocably waives any rights it may now or hereafter have under
         Section 8.3 of the Credit Agreement, including without limitation, any rights to cure any defaults.

                  (e) The Borrower hereby acknowledges its agreement to promptly pay all reasonable out-of-pocket costs, fees and expenses incurred by the Administrative Agent and each Lender including without limitation reasonable fees and expenses of counsel for the Administrative Agent, each Lender, and the Financial Advisor (hereinafter defined).

                  (f) Effective as of February 14, 2001, the Borrower hereby acknowledges and agrees that, upon the expiration of any Interest Period applicable to any Advance outstanding on the date of this Agreement, it shall not be permitted to continue any such Advance as, or convert any such Advance to, a LIBOR Advance.

                  (g) The Borrower hereby acknowledges and agrees that the Support Agreement and the obligations and agreements therein constitute Collateral pursuant to the General Security Agreement.

                  (h) Effective as of February 14, 2001, all notices to be provided to the Administrative Agent shall be provided as follows:

                                    John W. Woodiel
                                    Bank of America, N.A.
                                    901 Main Street, 66th Floor
                                    Dallas, Texas 75202
                                    Telephone:  (214) 209-0955
                                    Fax:        (214) 209-3533


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


         with a copy to:            Winstead Sechrest & Minick P.C.
                                    Attention: Ira D. Einsohn/Valinda B. Wolfert
                                    5400 Renaissance Tower
                                    1201 Elm Street
                                    Dallas, Texas 75270
                                    Telephone:  (214) 745-5400
                                    Fax:        (214) 745-5390

                  (i) Effective as of April 13, 2001, the Borrower will deliver to the Administrative Agent the following financial reports:

                      (1) the Borrower will deliver on or before Thursday of each week a 13-week rolling cash flow forecast (including forecasting of receipts and disbursements).

                      (2) the Borrower will deliver on or before Thursday of each week a variance report delineating all material variances from the prior week's forecast of receipts and disbursements.

                      (3) the Borrower will deliver on or before Thursday of each week a report with respect to its aggregate Eligible Accounts as of the end of the prior week.

                  (j) Notwithstanding anything to the contrary contained in
         Section 2.5(b) of the Credit Agreement, with respect to any month ending on or after April 30, 2001, but on or before May 31, 2001, the Borrower shall be required to immediately repay Revolving Credit Advances only to the extent that on such date the aggregate principal amount of Revolving Credit Advances and Reimbursement Obligations outstanding under the Credit Agreement exceed the Borrowing Base then in effect by a sum in excess of $100,000.

                  (k) Effective as of June 30, 2001, the Borrower will deliver the duly completed Compliance Certificate setting forth the calculation of the Borrowing Base monthly on or before 30 days after the end of each fiscal month and in any event no later than the time financial statements are furnished pursuant to Sections 6.1, 6.2 and 6.3 of the Credit Agreement.

                  (l) The Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of the Lenders, a facility fee in the amount of $125,000, which fee shall be earned and due and payable on September 10, 2001, provided that payment thereof shall be deferred until the earlier of October 15, 2001, or the date on which the Borrower, the Administrative Agent, and the Lenders enter into an agreement satisfactory to each of them with respect to a restructuring of the Obligations.

                  (m) If the Borrower executes and delivers this Agreement to the Administrative Agent and satisfies the conditions precedent to the effectiveness hereof on or before September 28, 2001, for so long as the Lenders' agreement to forbear provided in this Agreement is effective and no further Default occurs, the Obligations shall bear



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


         interest at the Default Rate only from July 16, 2001 through August 30, 2001, and shall thereafter bear interest at the rates contemplated by Sections 2.3(a) and (b) of the Credit Agreement. Such incremental interest shall be earned and due and payable as of August 30, 2001, provided that payment thereof shall be deferred until the date on which the Borrower, the Administrative Agent, and the Lenders enter into an agreement satisfactory to each of them with respect to a restructuring of the Obligations.

                  (n) Effective as of the date hereof, the definition of Eligible Accounts in the Credit Agreement shall be amended to read in the form attached hereto as Schedule 2.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         3.1 Authorization; No Conflict. The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of its obligations under the Credit Agreement have been duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under any provision of the certificate of incorporation or by-laws of the Borrower or any material agreement or other document binding upon or applicable to the Borrower (or any of its properties) or any law or governmental regulation or court decree or order applicable to the Borrower, and will not result in or require the creation or imposition of any Lien on any of the properties of the Borrower pursuant to the provisions of any agreement binding upon or applicable to the Borrower.

         3.2 Due Execution; Enforceability. This Agreement has been duly executed and delivered by the Borrower and, together with the Credit Agreement, is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

         3.3 Reaffirmation of Representations and Warranties. The representations and warranties contained in the Credit Agreement and the other Loan Documents (except for those contained in Sections 4.1(k) and 4.1(u) of the Credit Agreement, Section 2.1(c) of the Deeds of Trust, and, solely as a result of the Subject Events, Section 4.1(o) of the Credit Agreement) are true and correct in all material respects on the date of this Agreement after giving effect to the effectiveness hereof (other than any such representations and warranties that by their terms refer to a specific date, in which case as of such specific date).

         SECTION 4. CONDITIONS PRECEDENT. This Agreement shall become effective as of June 29, 2001, upon satisfaction of all of the following conditions (such date is herein called the "Agreement Effective Date"):

         4.1 Receipt of Agreement. The Administrative Agent shall have received counterparts of this Agreement sufficient in number to provide one for each Lender, duly executed by the Borrower, Lenders, and the Administrative Agent.


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


         4.2 Default. No Default shall have occurred and be continuing other than any Default which results solely from the Subject Events.

         4.3 Payment of Interest and Fees. The Administrative Agent shall have received confirmation that the Borrower has paid all reasonable expenses and fees arising in connection with all matters undertaken or performed at the request of the Administrative Agent or the Lenders, including but not limited to, all expenses and fees owed to Winstead Sechrest & Minick P.C. and Arthur Andersen LLP ("Financial Advisor"), and accrued interest on the Obligations at the non-Default Rate through August 31, 2001.

         4.4 Cooperation. The Borrower shall have cooperated with Financial Advisor and Winstead Sechrest & Minick P.C. in all of their due diligence inquiries.

         4.5 Fee. The Administrative Agent shall have received, for the pro rata benefit of the Lenders, a forbearance fee in the amount of $100,000.

         4.6 Additional Information. The Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

         4.7 Compliance Certificate. The Administrative Agent shall have received the duly completed Compliance Certificate due pursuant to Section 6.4 of the Credit Agreement for the months ended on or about June 30, 2001, and July 31, 2001.

         4.8 Notices. The Borrower shall have provided to the Administrative Agent true and correct copies of all notices provided to Westar Capital II LLC, Westar Capital, and any other Specified Investors with respect to defaults under
Section 7.11, 7.12, 7.13 or 7.21 of the Credit Agreement and any responsive or related correspondence received from any Specified Investors.

         SECTION 5. Miscellaneous.

         5.1 Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including fees, charges and expenses of counsel for the Administrative Agent and the Financial Advisor) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Borrower agrees to pay, and save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings under the Credit Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.1 shall survive any termination of this Agreement and the Credit Agreement.

         5.2 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         5.3 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT


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


REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         5.4 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered (including by facsimile), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Telecopies of signatures shall be binding and effective as originals.

         5.5 Reference to Loan Documents. The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified in all respects. The Borrower hereby additionally ratifies and confirms its obligations pursuant to the Temporary Credit Facility and all documents and instruments executed pursuant thereto or in connection therewith and further agrees that its obligations thereunder are not subject to any claim, offset, defense or counterclaim.

         5.6 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Administrative Agent and the Lenders. Notwithstanding the foregoing, the Borrower shall not assign its rights or duties hereunder without the consent of the Administrative Agent and the Lenders.

         5.7 RELEASE.

                  (a) The Borrower hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors, trustees and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) The Borrower covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower set forth in this Section
         5.7 shall survive termination of this Agreement.

         5.8 Acknowledgment of the Borrower. The Borrower acknowledges and agrees that the Lenders and the Administrative Agent executing this Agreement have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Document other than as specified herein or prejudice any rights or remedies other than as specified herein which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, applicable law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

         5.9 Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

         5.10 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Agreement amends and restates in its entirety the Existing Forbearance Agreement.

                 [Balance of this Page Intentionally Left Blank]

         Executed and delivered as of the day and year first above written.

                                     BORROWER:

                                     DOSKOCIL MANUFACTURING COMPANY, INC.


                                     By   /s/ SUSAN RICHMAN
                                        ---------------------------------------
                                        Name: Susan Richman
                                              ---------------------------------
                                        Title: V.P. and Chief Financial Officer
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     ADMINISTRATIVE AGENT AND LENDER:

                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent and as a Lender


                                     By    /s/ JOHN W. WOODIEL III
                                        ---------------------------------------
                                               John W. Woodiel III
                                               Managing Director

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     BANK AUSTRIA CREDITANSTALT
                                     CORPORATE FINANCE, INC., as a Lender


                                     By   /s/ PETER A. HALTER
                                        ---------------------------------------
                                        Name: Peter A. Halter
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------


                                     By   /s/ STANLEY M. Guralnick
                                        ---------------------------------------
                                        Name: Stanley M. Guralnick
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     COMERICA BANK, as a Lender


                                     By   /s/ ROBIN KAIN
                                        ---------------------------------------
                                        Name: Robin Kain
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     HSBC BANK USA, as a Lender


                                     By  /s/ D. C. ENGLISH
                                       ----------------------------------------
                                       Name: D. C. English
                                             ----------------------------------
                                       Title: Associate Director
                                              ---------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     IMPERIAL BANK, as a Lender

                                     By   /s/ ROBIN KAIN
                                        ---------------------------------------
                                        Name: Robin Kain
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     ARCHIMEDES FUNDING, LLC., as a Lender

                                     By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By   /s/ DAVE SCHEIBER
                                            -----------------------------------
                                            Name: Dave Scheiber
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     ML CLO XII PILGRIM AMERICA (CAYMAN)
                                     Ltd., as a Lender

                                     By: ING Pilgrim Investments,
                                         as its investment manager


                                         By:   /s/ JEFFREY A. BAKALAR
                                             ----------------------------------
                                             Name: Jeffrey A. Bakalar
                                                   ----------------------------
                                             Title: Senior Vice President
                                                    ---------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST, as a Lender


                                     By: /s/ PETER GEWIRTZ
                                        ---------------------------------------
                                        Name: Peter Gewirtz
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     KZH SOLEIL LLC, as a Lender


                                     By: /s/ SUSAN LEE
                                         --------------------------------------
                                         Name: Susan Lee
                                               --------------------------------
                                         Title: Authorized Agent
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

                                     ARK CLO 2000-1, LIMITED, as a Lender

                                     By: Patriarch Partners, LLC,
                                         its Collateral Manager


                                         By: /s/ DENNIS S. DOLAN
                                             ----------------------------------
                                             Name: Dennis S. Dolan
                                                   ----------------------------
                                             Title: Authorized Signatory
                                                    ---------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         Long Drive Management Trust agrees on behalf of Tri-Links Investment Trust to the terms of the Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001 (as amended, the "Agreement") solely in its capacity as a Lender, it being understood that the terms of the Agreement shall not apply to Tri-Links Investment Trust in its capacity as a holder of bonds issued by Doskocil Manufacturing Company, Inc. or to any other claims against Doskocil Manufacturing Company, Inc. held by Tri-Links Investment Trust.

                                     TRI-LINKS INVESTMENT TRUST, as a Lender


                                     By: /s/ DAVID A. VAVANSKY, JR.
                                        ---------------------------------------
                                        Name: David A. Vavansky, Jr.
                                              ---------------------------------
                                        Title: Vice President
                                               --------------------------------

         SIGNATURE PAGE to Amended and Restated Limited Forbearance Agreement dated as of June 29, 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

         ACKNOWLEDGED AND AGREED to by the following Persons, each of whom hereby acknowledges and agrees that its obligations under the Support Agreement are not released, diminished, impaired, reduced, or otherwise adversely affected by the Agreement as amended hereby, and consents and agrees to this Amendment's execution and delivery.

                                     WESTAR CAPITAL II LLC, as a Lender


                                     By: /s/ JOHN W. CLARK
                                        ---------------------------------------
                                        Name: John W. Clark
                                              ---------------------------------
                                        Title: Managing Member
                                               --------------------------------

                                     WESTAR CAPITAL, as a Lender


                                     By: /s/ JOHN W. CLARK
                                        ---------------------------------------
                                        Name: John W. Clark
                                              ---------------------------------
                                        Title: Managing Member
                                               --------------------------------

         Reference is made to that certain Amended and Restated Limited Forbearance Agreement (the "Agreement") dated as of June 29 2001, among Doskocil Manufacturing Company, Inc., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Reference is also hereby made to that certain Credit Agreement dated as of August 12, 1999, among the Borrower, Bank of America, N.A. as Administrative Agent, and the lenders party thereto. Bank of America, N.A., as Administrative Agent and as the sole Lender thereunder hereby agrees to forbear from exercising the rights and remedies available to them with respect to the Borrower only (and not with respect to any other Obligor as defined therein or with respect to the Senior Subordinated Notes or the holders thereof) under such Credit Agreement and the other Loan Documents as defined therein as a result of Events of Default which exist thereunder solely as a result of the Subject Events for the period and to the extent specified in this Agreement.

         Executed as of June 29, 2001.

                                     BANK OF AMERICA, N.A., as
                                     Administrative Agent and as Lender


                                     By: /s/ JOHN WOODIEL
                                        ---------------------------------------
                                           John Woodiel, Managing Director

                                   SCHEDULE 1

                                 SUBJECT EVENTS

         1. Existing Events of Default by reason of the Borrower's failure to comply with Section 7.11 (Maximum Leverage Ratio), Section 7.12 (Minimum Fixed Charge Coverage Ratio), Section 7.13 (Interest Coverage Ratio), and Section 7.21 (Senior Leverage Ratio) for the Borrower's fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001, and September 30, 2001.

         2. Existing Events of Default by reason of the Borrower's failure to comply with Section 2.2(k) of certain of the Deeds of Trust.

         3. Events of Default under Section 8.1(o) of the Credit Agreement by reason of the Specified Investors' failure to make the payments required under the Support Agreement for Borrower's fiscal quarter ended December 30, 2000, March 31, 2001, and June 30, 2001.

         4. Events of Default under Section 8.1(b)(i) and 8.1(j) of the Credit Agreement by reason of the Borrower's failure to pay the principal amounts of the Facility A Term Loan Advances and of the Facility B Term Loan Advances due and payable on March 31, 2001, June 30, 2001, and September 30, 2001.

         5. An Event of Default under Section 8.1(j) of the Credit Agreement by reason of the Borrower's failure to make the interest payments due on March 15, 2001, and September 15, 2001 under the Senior Subordinated Notes.

         6. Events of Default (if any) under Section 8.1(g)(v) of the Credit Agreement as a result of failure to pay when due principal amounts of the Facility A Term Loan Advances and the Facility B Term Loan Advances, interest due under the Senior Subordinated Notes, and lease payments.

         7. Events of Default under Section 8.1(m) of the Credit Agreement with respect to inventory and molds located outside the United States with aggregate values not to exceed $650,000 and $250,000, respectively, and registrations of intellectual property outside the United States.

         8. Events of Default resulting from the Borrower's failure to receive an unqualified audit report pursuant to Section 6.3(a) of the Credit Agreement, the failure of the Borrower to comply with Section 6.3(b) of the Credit Agreement, or the failure of the Borrower to comply with Section 6.3(c) of the Credit Agreement.

         9. Events of Default arising from failure by the Borrower to timely provide financial statements for the month of July 2001 and the related Compliance Certificate.

         10. An Event of Default under Section 8.1(j) of the Credit Agreement by reason of the Borrower's failure to pay the principal amount due pursuant to that certain Credit Agreement dated as of August 12, 1999, among the Borrower, Bank of America, N.A. as Administrative Agent, and Bank of America, N.A. as Lender, upon the maturity thereof on September 28, 2001.

SCHEDULE TO TERM SHEET AND SCHEDULE 2 TO AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT

                         Definition of Eligible Accounts


         "Eligible Accounts" means at the time of any determination thereof, each Account as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Agent:


                  (a) The Borrower or any Subsidiary of the Borrower has lawful and absolute title to such Account;

                  (b) Such Account is a valid, legally enforceable obligation of the Person who is obligated under such Account (the "account debtor") for goods or services delivered or rendered to such Person;

                  (c) If such Account and other Accounts are owed by a Creditor of the Borrower or any Subsidiary of the Borrower, the amount of all such Accounts included as Eligible Accounts shall be the amount by which all such Accounts exceeds the aggregate accounts payable (other than rebates and co-op advertising obligations not yet due and payable) owed by the Borrower or such Subsidiary to such Creditor;

                  (d) There has been excluded from such Account any portion that is subject to any asserted dispute, offset, discount, counterclaim or other claim or defense on the part of the account debtor or to any asserted claim on the part of the account debtor denying liability under such Account;

                  (e) The Borrower or any Subsidiary of the Borrower has full and unqualified right to assign and grant a security interest in such Account to Administrative Agent as security for the Obligations;

                  (f) Such Account is evidenced by an invoice rendered to the account debtor which requires payment of amounts due thereunder no more than 120 days from invoice date (and is not evidenced by chattel paper, promissory note or other instrument payable to the Borrower or any Subsidiary of the Borrower) and is not the result of a conditional sales contract or agreement;

                  (g) Such Account is not more than 90 days past due according to the original terms of sale; provided, that no Accounts from an account debtor shall constitute Eligible Accounts if a Responsible Officer of the Borrower or any Subsidiary of the Borrower has knowledge that 25% or more of the aggregate dollar amount of all Accounts owed to the Borrower or any Subsidiary of the Borrower by such account debtor are more than 90 days past due according to the original terms of sale unless the payments of such Accounts are insured for a reasonable period sufficient to facilitate collection under such insurance pursuant to insurance policies provided by nationally recognized insurers upon terms no less favorable to the Borrower than those provided to similar businesses pursuant to similar arrangements, copies of all such policies having previously been provided to the Administrative Agent (in which event such Accounts shall be included net of any copayments and deductibles related thereto and other amounts not payable to the Borrower or the applicable Subsidiary by the insurer);

                  (h) No account debtor in respect of such Account is (i) primarily conducting business in and organized under the laws of any jurisdiction located outside the United States of America or Canada unless the payments of such Accounts are (A) insured in a manner satisfactory to the Administrative Agent or (B) supported in full by an irrevocable letter of credit, (ii) the subject of a proceeding under any Debtor Relief Laws or (iii) a Tribunal;

                  (i) No account debtor in respect of such Account is (i) an Affiliate of the Borrower or any Subsidiary or (ii) an employee of the Borrower or any Subsidiary of the Borrower; and

                  (j) Such Account is (i) subject to a fully perfected first priority security interest in favor of Administrative Agent pursuant to the Loan Documents, prior to the rights of, and enforceable as such against, any other Person (including holders of a purchase money security interest) and (ii) not subject to any Lien in favor of any other Person other than Permitted Collateral Liens.